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                   RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

                         SMALL/MID CAP EQUITY PORTFOLIO

                                   PROSPECTUS




                                  JULY 31, 2000

PORTFOLIO OVERVIEW ..........................................................  1

This section introduces the Rainier Investment Management Small/Mid Cap Equity Portfolio, explaining its goals, principal investment strategies and principal risks. Expense and performance information are also displayed.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES
  Core Growth Equity Investment Philosophy ..................................  3
  Short-term Investments ....................................................  3
  Portfolio Turnover ........................................................  3

ADDITIONAL INFORMATION ON PRINCIPAL RISKS ...................................  4

ORGANIZATION AND MANAGEMENT
  Investment Advisor and Advisory Fees ......................................  4
  Portfolio Managers ........................................................  4
  Portfolio Expenses ........................................................  4

PURCHASE AND REDEMPTION OF SHARES ...........................................  5

PRICING OF PORTFOLIO SHARES .................................................  5

DIVIDENDS, DISTRIBUTIONS AND TAXES
  Dividends and Distributions ...............................................  6
  Tax Information ...........................................................  6
  Rule 12b-1 Fees ...........................................................  6

FINANCIAL HIGHLIGHTS ........................................................  7

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove of these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform otherwise.

                          AN OVERVIEW OF THE PORTFOLIO

                              THE PORTFOLIO'S GOAL

     The Small/Mid Cap Equity Portfolio seeks to MAXIMIZE LONG-TERM CAPITAL APPRECIATION.

                         PRINCIPAL INVESTMENT STRATEGIES

     In pursuing its goal, the Portfolio invests primarily in the common stocks of smaller U.S. companies with the prospects of strong earnings growth selling at attractive valuations. The Portfolio normally will invest at least 65% of its total assets in equity securities of companies with small and medium-size capitalizations. The Advisor, Rainier Investment Management, Inc.,(R) anticipates that the Portfolio will invest over 90% of its assets in these types of securities. The Portfolio will purchase companies with market capitalizations between $100 million and $10 billion. Additionally, companies that are members of, or fall within, the capitalization range of readily available small- or mid-cap indices may be candidates for purchase. Investments in companies which grow above these maximum capitalization criteria may continue to be held if the Advisor considers them to be particularly attractive.

     The Advisor refers to its stock selection philosophy as Core Growth. Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. As a result, the Portfolio will invest in a blend of both "growth" and "value" stocks. Further, the Portfolio is diversified over a broad cross section of economic sectors and industries. To help control risk, the Advisor compares the Portfolio's economic sector weightings to a broad index of small and medium-size companies, such as the Russell 2500(TM) Index, and normally avoids extreme overweighting or underweighting relative to that index.

                                 PRINCIPAL RISKS

     Since the Portfolio is invested in equity securities whose prices change daily, there is the risk that an investor could lose money. The Portfolio's share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market. Like all managed funds, there is a risk that the Advisor's strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. Investments in securities of small and medium-size companies involve greater risk of loss than investing in larger companies and their prices can change more frequently and dramatically. The Portfolio may be appropriate for investors who are comfortable with above-average risk and can make a long-term investment commitment.

                        THE PORTFOLIO'S PAST PERFORMANCE

     The following information shows the Portfolio's performance over time and can illustrate the risks of investing in the Portfolio. The bar chart shows how the Portfolio's total return has varied from year to year. The table compares the Portfolio's average annual return for the periods indicated to three broad-based indices. A description of the indices follows the table. This past performance will not necessarily continue in the future.

                          CALENDAR - YEAR TOTAL RETURNS

                    1995      1996      1997      1998      1999
                    ----      ----      ----      ----      ----
                   47.48%    22.56%    32.23%     2.97%    17.67%

THE YEAR-TO-DATE TOTAL RETURN AS OF JUNE 30, 2000 FOR THE PORTFOLIO WAS 7.05%.

BEST QUARTER:   +24.04%  (FOURTH QUARTER, 1999)
WORST QUARTER:  -21.08%  (THIRD QUARTER, 1998)

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 1999

                                                                         Since
                                                    1 year   5 years   Inception
                                                    ------   -------   ---------
Small/Mid Cap Equity Portfolio                      17.67%    23.70%     21.99%
Russell 2500(TM)Index                               24.14%    19.43%     17.52%
Russell Midcap(TM)Index                             18.23%    21.85%     19.56%
Russell 2000(R)Index                                21.26%    16.69%     15.24%

INCEPTION DATE 5/10/94.

THE RUSSELL MIDCAP(TM)INDEX, THE RUSSELL 2500(TM)INDEX AND THE RUSSELL 2000(R) INDEX ARE UNMANAGED INDICES COMPOSED OF THE EQUITIES OF COMPANIES RANGING IN VALUE FROM APPROXIMATELY $1.1 TO $25.9 BILLION, $80.0 MILLION TO $6.7 BILLION, AND $80.0 MILLION TO $3.9 BILLION, RESPECTIVELY, AS OF JUNE 30, 2000.

                               FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Small/Mid Cap Equity Portfolio.

SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
ANNUAL FUND OPERATING EXPENSES*
 (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                            0.85%
Distribution and Service (12b-1) Fees                                      0.25%
Other expenses                                                             0.15%
                                                                          -----
Total Annual Fund Operating Expenses                                       1.25%
                                                                          -----
Fee Reduction and/or Expense Reimbursement                                   --
                                                                          -----
Net Expenses                                                               1.25%
                                                                          =====

* THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR ABSORB EXPENSES TO LIMIT THE TOTAL ANNUAL OPERATING EXPENSES OF THE SMALL/MID CAP EQUITY PORTFOLIO TO 1.48% (EXCLUDING INTEREST AND TAXES). THIS CONTRACT HAS A ONE-YEAR TERM, RENEWABLE AT THE END OF EACH FISCAL YEAR.

     EXAMPLE: This example is intended to help you compare the cost of investing in shares of the Small/Mid Cap Equity Portfolio with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, under these assumptions, your cost would be:

                     1 Year     3 Years    5 Years    10 Years
                     ------     -------    -------    --------
                      $127        $397      $686       $1,511

                           ADDITIONAL INFORMATION ON
                        PRINCIPAL INVESTMENT STRATEGIES

                          CORE GROWTH EQUITY INVESTMENT

                                   PHILOSOPHY

     The Advisor refers to its investment philosophy as Core Growth. Since the Core Growth strategy combines some aspects of both "value" and "growth" investment styles, a primary benefit of the Core Growth strategy in the view of the Advisor is the ability to generate competitive investment returns in many different market environments. In selecting securities for purchase in the Small/Mid Cap Equity Portfolio, the Advisor emphasizes companies that are likely to demonstrate superior earnings growth relative to their peers, positive earnings surprises, and whose equities are selling at attractive relative valuations. The Advisor favors companies that exhibit advantageous competitive strategies or operate in favorable competitive environments. Strong management with a significant ownership position in the company is desired, as are companies with solid balance sheets and financial strength.

     The Advisor considers the sale of specific equity securities when they approach predetermined target prices; when fundamental prospects or earnings are deteriorating or are expected to deteriorate; or when there are more attractive equity securities on a risk/reward basis in the same industry, thereby warranting a swap.

                             SHORT-TERM INVESTMENTS

     Cash equivalent securities, which may be held by the Portfolio, are high-quality debt obligations maturing in one year or less from the date of purchase. These include U.S. Government securities, certificates of deposit, bankers' acceptances, repurchase agreements, demand notes and commercial paper. The Advisor considers obligations that have been rated at least A-1 by S&P or Prime-1 by Moody's, have an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Advisor, to be "high-quality."

     Under normal market conditions, the Portfolio will stay fully invested in stocks and/or bonds. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objective.

                               PORTFOLIO TURNOVER

     Due to a sell discipline based in part on price targets, the Portfolio may be actively traded. This is particularly true in a market environment where securities prices are rising rapidly. Generally, the rate of portfolio turnover will not be a deciding factor in determining whether to sell or hold securities. The Small/Mid Cap Equity Portfolio may have a portfolio turnover rate in excess of 100%. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which would negatively affect the Portfolio's performance. Active trading, however, can also be defensive and actually add to the Portfolio's performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

                   ADDITIONAL INFORMATION ON PRINCIPAL RISKS

THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO THAT MAY ADVERSELY AFFECT THE VALUE OF THE PORTFOLIO'S SHARES OR TOTAL RETURN ARE DISCUSSED IN THE "PORTFOLIO OVERVIEW" SECTION. FURTHER ELEMENTS OF RISK ARE DISCUSSED BELOW.

                                   MARKET RISK

     An investor in any Portfolio faces the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

                               SMALL COMPANY RISK

     The Small/Mid Cap Equity Portfolio may invest in smaller companies that can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than larger companies. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

                          ORGANIZATION AND MANAGEMENT

                      INVESTMENT ADVISOR AND ADVISORY FEES

     Rainier Investment Management, Inc.(R)(RIM), incorporated in 1989, serves as investment advisor to the Portfolio. RIM's address is:

                          601 Union Street, Suite 2801
                            Seattle, Washington 98101

RIM currently manages $5.8 billion of discretionary assets for various clients including corporations, public and corporate pension plans, foundations and charitable endowments and high net worth individuals. The Advisor is owned and operated by seven principals. Subject to the direction and control of the Trustees, the Advisor formulates and implements an investment program for the Portfolio, which includes determining which securities should be bought and sold. The Advisor also provides certain of the officers of the Trust. For the fiscal year ending March 31, 2000, before fee reductions and/or expense reimbursements, the Advisor received advisory fees of 0.85% computed as a percentage of the Portfolio's average daily net assets.

                               PORTFOLIO MANAGERS

     The portfolio managers of the Small/Mid Cap Equity Portfolio are: James R. Margard, CFA; David A. Veterane, CFA; Peter M. Musser, CFA; and Mark H. Dawson, CFA. Each portfolio manager has been associated with the Advisor in the position noted for more than the past five years except for Mr. Dawson, who was employed by Badgley, Phelps & Bell Inc. as an Investment Counselor and Research Analyst until he joined the Advisor in 1996.

                               PORTFOLIO EXPENSES

     The Portfolio is responsible for paying its own operating expenses. The Advisor has agreed in an Operating Expense Agreement to reduce its advisory fee or reimburse the expenses of the Portfolio to the extent necessary so that its ratio of total operating expenses to average net assets will not exceed 1.48%. That agreement has a one-year term, renewable at the end of each fiscal year. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolio's obligation are subject to reimbursement by the Portfolio within the following three years, provided the Portfolio is able to effect such reimbursement and remain in compliance with any applicable expense limitations.

                       PURCHASE AND REDEMPTION OF SHARES

     You may invest in the Portfolio only by purchasing in a combination fixed and variable, qualified variable annuity contract (a "Contract") issued by Horce Mann Life Insurance Company ("HMLIC"). The Portfolio continuously offers its shares to HMLIC's separate subaccounts at the net asset value per share next determined after a proper purchase application has been received by HMLIC Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657. HMLIC offers to owners of the Contracts ("Contract Owners") units in its separate subaccount which directly correspond to shares in a Portfolio. HMLIC submits purchase and redemption orders to the Portfolio based on allocation instructions for premium payments, transfer instructions and surrencer or partial withdrawal requests which are furnished to HMLIC by such Contract Owners. The Portfolio redeems shares from HMLIC's separate subaccounts at the net asset value per share next determined after receipt of a redemption order from HMLIC.

     THE ACCOMPANYING PROSPECTUS FOR HMLIC QUALIFED VARIABLE ANNUITY CONTRACTS DESCRIBES THE ALLOCATION, TRANSFER AND WITHDRAWAL PROVISIONS OF SUCH ANNUITY CONTRACT.

                          PRICING OF PORTFOLIO SHARES

     The price of the Portfolio's shares is based on the Portfolio's net asset value. The net asset value is calculated by dividing the Portfolio's assets, minus its liabilities, by the number of shares outstanding. The Portfolio's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Portfolio's liabilities are fees and expenses owed by the Portfolio. The number of Portfolio shares outstanding is the amount of shares which have been issued to shareholders. The price an investor pays to purchase Portfolio shares or the amount an investor receives when selling Portfolio shares is based on the net asset value next calculated after the order is received in proper form. An order in proper form must include all correct and complete information, documents and signatures required to process the purchase or redemption, as well as a check or bank wire payment properly drawn and collectable. The net asset value of shares of the Portfolio is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). Portfolio shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                           DIVIDENDS AND DISTRIBUTIONS

     The Small/Mid Cap Equity Portfolio intends to pay dividends annually. The Portfolio makes distributions of its net capital gains, if any, at least annually. The Board of Trustees may determine to declare dividends and make distributions more or less frequently.

     It is expected that distributions from the Small/Mid Cap Equity Portfolio will primarily consist of capital gains.

     Dividends and capital gain distributions are automatically reinvested in additional shares of the Portfolio at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Transfer Agent or on the new Account Application that payment be made in cash.

                                 TAX INFORMATION

     We expect that the Portfolio's distributions will consist primarily of net investment income and capital gains, which may be taxable at different rates depending on the length of time the Portfolio holds its assets.

     Federal tax regulations require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferral benefits provided by the variable contacts which are offered in connection with such separate accounts. The Advisor intends to diversify the Portfolio's investments in accordance with those requirements. The prospectuses for HMLIC's variable annuities describe the federal income tax treatment of distributions from such contracts to Contract Owners.

                                 RULE 12b-1 FEES

     A distribution plan under Rule 12b-1 allows the Small/Mid Cap Equity Portfolio to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. The plan provides for the payment of a distribution and service fee of up to 0.25% of the Portfolio's average daily net assets. This fee is payable to the Advisor, as Distribution Coordinator. These fees may be used to pay certain brokers, transfer agents and financial intermediaries for providing shareholder services. The Advisor may also retain a portion of these fees to reimburse itself for marketing and servicing expenses, including a portion of its overhead and staff devoted to marketing the shares of the Portfolios. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in shares of the Portfolio and may cost you more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS

THIS FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF THE PORTFOLIO FOR UP TO THE PAST FIVE YEARS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE PORTFOLIO SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATES THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE PORTFOLIO (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS, WHOSE REPORT ALONG WITH THE PORTFOLIO'S FINANCIAL STATEMENTS ARE INCLUDED IN THE RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST.


RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                         SMALL/MID CAP EQUITY PORTFOLIO

                                           For the fiscal  For the fiscal  For the fiscal  For the fiscal  For the fiscal
                                            year ending     year ending     year ending     year ending      year ending
                                              03/31/00        03/31/99        03/31/98        03/31/97         03/31/96
                                              --------        --------        --------        --------         --------
Net asset value, beginning of period         $   19.81       $   24.92       $   18.54       $   17.89        $  13.89

Income from investment operations
  Net investment income (loss)                   (0.06)          (0.01)          (0.01)           0.05            0.05
  Net realized and unrealized gain (loss)
   on investments                                 9.05           (4.24)           8.71            2.43            5.17
                                             ---------       ---------       ---------       ---------        --------
      Total from investment operations            8.99           (4.25)           8.70            2.48            5.22
                                             ---------       ---------       ---------       ---------        --------
Distributions
  From net investment income                        --           (0.01)          (0.01)          (0.06)          (0.06)
  From net realized gains                           --           (0.85)(1)       (2.31)          (1.77)          (1.16)
                                             ---------       ---------       ---------       ---------        --------
      Total distributions                           --           (0.86)          (2.32)          (1.83)          (1.22)
                                             ---------       ---------       ---------       ---------        --------

Net asset value, end of period               $   28.80       $   19.81       $   24.92       $   18.54        $  17.89
                                             =========       =========       =========       =========        ========
Total return                                     45.38%         (17.18%)         48.68%          14.57%          38.38%
                                             =========       =========       =========       =========        ========
Net assets at end of period (in 000's)       $ 468,238       $ 430,028       $ 515,682       $ 136,341        $ 79,495
                                             =========       =========       =========       =========        ========
Ratio of expenses to average net assets
  Before fees waived and expenses absorbed        1.25%           1.25%           1.26%           1.33%           1.46%
  After fees waived and expenses absorbed          n/a             n/a             n/a            1.40%           1.48%
                                             =========       =========       =========       =========        ========
Ratio of net investment income (loss)
 to average net assets, after fees waived
 and expenses absorbed                           (0.24%)         (0.04%)         (0.06%)          0.27%           0.66%
                                             =========       =========       =========       =========        ========
Portfolio turnover rate                         199.04%         143.70%         107.17%         130.54%         151.37%
                                             =========       =========       =========       =========        ========

(1) Of this amount, the fund designated $0.17 As a capital gain dividend per IRC Section 852(b)(3).

                         RAINIER INVESTMENT MANAGEMENT
                           MUTUAL FUNDS (THE "FUNDS")

                                      LOGO

                                 SMALL/MID CAP
                                EQUITY PORTFOLIO

FOR MORE INFORMATION ABOUT THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORT: Additional information about the Portfolio's investments is available in the Rainier Investment Management Mutual Funds' Annual and Semi-Annual Report to Shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolio and is incorporated by reference into this Prospectus.

     To receive free copies of the Portfolio's reports and SAI, request other information or discuss your questions concerning the Portfolio, please contact the Funds at the address below.

     To review and copy information including the Portfolio's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C., please contact the Public Reference Room by calling 1-202-942-8090. Text-only copies are available:

     * For a duplicating fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov;
     * Free of charge from the Commission's Internet website at http://www.sec.gov.

     To reduce the volume of mail you receive, the Funds may mail only one copy of the Annual and Semi-Annual Reports, Prospectus and other regulatory materials to your household. You can contact the Funds at the address below to request (1) additional copies of these reports, or (2) that we discontinue householding of regulatory materials.


LOGO
RAINIER INVESTMENT MANAGEMENT
MUTUAL FUNDS
601 Union Street, Suite 2801
Seattle, Washington 98101
(800) 248-6314
www.rainierfunds.com

                                              (The Funds' SEC Investment Company
                                                   Act file number is 811-8270.)